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  NUMBER                                                              SHARES

                                   [SPECIMEN]

                                [NOT NEGOTIABLE]

                                 LCS GOLF, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                            CERTAIN RESTRICTIONS

                                  COMMON STOCK                CUSIP 521087 10 6

THIS CERTIFIES THAT:

is owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                            $.001 PAR VALUE EACH OF

                                 LCS GOLF, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: _________________________

                         [LCS GOLF, INC. Corporate Seal]

                            COUNTERSIGNED:

                                           OLDE MONMOUTH STOCK TRANSFER CO, INC.
                            77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, [ILLEGIBLE]
                                                                  TRANSFER AGENT

                            BY:

                                                            AUTHORIZED SIGNATURE


             /s/ [ILLEGIBLE]                      /s/ [ILLEGIBLE]
             SECRETARY                            PRESIDENT

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

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT - _________Custodian_________
TEN ENT - as tenants by the                            (Cust)           (Minor)
          entireties                               Under Uniform Gifts to Minors
JT TEN  - as joint tenants with
          right of survivorship                             Act_________
          and not as tenants in                                 (State)
          common


     Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books to the within named Corporation with full power of substitution in the premises.

Dated:__________________________


                              ________________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

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THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT
CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE
FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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